UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported):	September 17, 2018
                      Oshkosh Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

           (920) 235-9151
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2018, Oshkosh Corporation (the “Company”) disclosed that Joseph H. Kimmitt, currently the Company’s Executive Vice President, Government Operations and Industry Relations, has notified the Company of his intent to retire from the Company effective December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION
Date: September 18, 2018	By: /s/ Ignacio A. Cortina Ignacio A. Cortina Executive Vice President, General Counsel and Secretary